Basic and diluted net earnings per share (Tables)	12 Months Ended
Dec. 31, 2012
Reconciliation of Net Income and Weighted Average Shares Used in Computation of Basic and Diluted Earnings per Share

The reconciliation of the net income and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2012	2011
Net earnings attributable to shareholders of APUC	$14,532	$23,381
Preferred shares dividend	769	—

Net earnings attributable to common shareholders of APUC – Basic and Diluted	$13,763	$23,381

Weighted average number of shares

Basic	158,304,340	116,712,934
Dilutive effect of share-based awards	605,281	249,854

Diluted	158,909,621	116,962,788